UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 29, 2020

STERLING BANCORP, INC.

(Exact name of registrant as specified in its charter)

Michigan	001-38290	38-3163775
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

One Towne Square, Suite 1900

Southfield, Michigan 48076

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (248) 355-2400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	SBT	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 2.02	Results of Operations and Financial Condition.

On January 29, 2020, Sterling Bancorp, Inc. issued a press release announcing its results of operations for the quarter and year ended December 31, 2019.  The press release is attached as Exhibit No. 99 and is incorporated herein by reference.  This report and the exhibit are furnished to, and not filed with, the Commission.

Item 9.01.	Financial Statements and Exhibits.

(d)           Exhibits

The following exhibits are furnished herewith:

EXHIBIT NUMBER	EXHIBIT DESCRIPTION
99	Press Release of Sterling Bancorp, Inc. dated January 29, 2020

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sterling Bancorp, Inc.

By:	/s/ Steve Huber
Steve Huber
Chief Financial Officer

Date: January 29, 2020